                                                  [AIM LOGO APPEARS HERE]



                                                  [GRAPHIC COLLAGE APPEARS HERE]


                                                       AIM GLOBAL UTILITIES FUND


                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 1995

AIM GLOBAL UTILITIES FUND

For shareholders who seek high current income and capital appreciation through a portfolio primarily of common and preferred stocks of public utility companies.


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Utilities Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, Fund results were computed at net asset value without reflecting sales charges.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge
      (CDSC) for the period involved. The CDSC declines from 5% to reach 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares.
o In 1995, the Fund paid distributions of $0.522 and $0.4065 for Class A and Class B shares, respectively.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o     Past performance cannot guarantee comparable future results.
o The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any one particular security or stay invested in any one particular country.
o On May 1, 1995, AIM Utilities Fund broadened its investment strategy to permit up to 80% of its total assets to be invested in foreign securities, and was renamed AIM Global Utilities Fund.
o International investing presents certain risks not associated with investing solely in the United States. These include, for instance, risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, political risks, differences in accounting, and the lesser degree of public information required to be provided by non-U.S. companies.


ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average is a price-weighted average of 30 actively traded primarily industrial stocks.
o The Standard & Poor's 500 (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o The Lehman Brothers Aggregate Bond Index is an unmanaged index generally regarded as representative of intermediate and long-term government and investment-grade corporate debt securities.
o The Standard & Poor's 40 Utilities Index (S&P 40) is an unmanaged index comprising common stocks of 40 utility companies.
o The Dow Jones Average of 15 Utilities is a weighted average of the performance of 15 large publicly traded utility stocks.
o The Lipper Utility Funds Index is an average of the 30 largest utility funds tracked by Lipper Analytical Services, Inc., an independent mutual fund performance monitor.
o An investment cannot be made in any indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                                 A Message from
                                                                    the Chairman

                    Dear Fellow Shareholder:

                    In an environment of declining interest rates and
                    continued strength of many domestic electric and telephone companies, AIM Global Utilities Fund delivered excellent
   [PHOTO OF        results for the fiscal year ended December 31, 1995. We are
Charles T. Bauer,   pleased to report that total return during the 12 months
  Chairman of       ended December 31, 1995, was 28.07% and 27.16% for
 the Board of       Class A and Class B shares, respectively.
   the Fund,           Your Fund outperformed the 26.86% total return of the
 APPEARS HERE]      Lipper Utility Funds Index. Such performance contributed
                    to substantial growth in the Fund's assets under management, which grew from $193.1 million at the opening of the fiscal year to $241.3 million by its close.
   Indeed, 1995 was a memorable year for your Fund and for AIM overall. AIM's net assets under management grew from $27 billion to approximately $42 billion. We now serve more than 2 million shareholders like you who continue to count on our expertise and diligence in investment management.
   However, like many market watchers, we are mindful that excellent performance by both equities and bonds in a given year, as occurred in 1995, is relatively unusual. Market cycles come and go, and the type of performance experienced by stocks and bonds last year is unlikely to continue uninterrupted. AIM, along with many analysts, cautions investors to keep in mind that those who have retained a long-term perspective have generally enjoyed the greatest returns on their investments.
   Our more detailed discussion of the year's markets, your Fund's strategies, and our outlook for the future appears in the Management's Discussion &
Analysis that begins on the following page.
   On a personal level, 1996 has important investment implications for all of us. The Washington budget debate over such retirement benefits as Medicare and Social Security brings home the need to build your own retirement nest egg independent of any benefits that may-or may not-be available to you when the time comes. For many baby boomers, that is just 10 years away.
   We appreciate your confidence in AIM Global Utilities Fund to provide income and to help build your financial future. If you have any questions or comments, please call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, dial the AIM Investor Line toll-free at 800-246-5463.

Respectfully submitted,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman




                                              AIM GLOBAL UTILITIES FUND
                                              OUTPERFORMED THE AVERAGE
                                              UTILITIES FUND IN 1995


                                              AIM GLOBAL UTILITIES FUND
                                                         CLASS A SHARES
                                                                 28.07%

                                              AIM GLOBAL UTILITIES FUND
                                                         CLASS B SHARES
                                                                 27.16%

                                                   LIPPER UTILITY FUNDS
                                                                  INDEX
                                                                 26.86%

                                              Fund total return performance is
                                              compared to the performance of
                                              the 30 largest utilities funds
                                              tracked by Lipper, excluding all
                                              sales charges, and including fees
                                              and expenses.

Management's
Discussion & Analysis

   ------------------------
      Electric utilities

        and telephone

       companies were

      particularly good

       performers, and

       your Fund holds

      substantial posi-

      tions in both of

      these industries.
   ------------------------

FUND PERFORMANCE STRONG IN MODERATING ECONOMY

1995 was a dramatic year in financial markets. Continued strong earnings reports by U.S. corporations, moderating economic growth, restrained inflation, and declining interest rates all combined to fuel a bull market for both equities and bonds.
   Equities markets produced striking results. The Dow Jones Industrial
Average was up 36.83% for the year; the broader Standard & Poor's Composite Index of 500 Stocks rose 37.45%. While markets took a breather late in the year after some big names reported earnings disappointments, earnings fundamentals remained strong for U.S. firms. Of the companies reporting earnings in the third quarter of 1995, I/B/E/S International Inc. reported in The Wall Street Journal that 55% were higher than analysts' expectations, 14% on target, and 31% below expectations. As of this writing, only a limited number of fourth-quarter earnings reports were available, not enough to make an informed judgment about the trend. Predictions concerning fourth-quarter earnings were mixed.
   While stock markets repeatedly pushed such benchmarks as the Dow to new highs, bonds also thrived in an environment of declining interest rates and negligible inflation. The yield on a 30-year Treasury bond, for example, dropped almost 2% during the year, from 7.88% to 5.95%, which buoyed the value of existing bonds. One benchmark of bond performance, the Lehman Brothers Aggregate Bond Index, produced a total return of 18.47% for the year, the kind of double-digit performance generally thought more typical of equities markets.
   The utilities sector performed well in this environment, as evidenced by the solid rise of more than 30% in the Dow Jones Average of 15 Utilities. Electric utilities and telephone companies were particularly good performers, and your Fund holds substantial positions in both of these industries.

YOUR INVESTMENT PORTFOLIO
Declining interest rates during 1995 were advantageous to domestic electric utility firms, which tend to be large borrowers because of the capital demands of the industry. Electric services firms constituted approximately 38% of the Fund's portfolio at fiscal year-end. In addition, many electric utilities have undertaken major restructurings designed to boost earnings as both competition and regulatory resistance to raising electric rates grow. The Fund continued to maintain large positions in certain regional U.S. electric companies.
   The Southern Co., for example, which operates several subsidiary electric companies in Georgia and on the Gulf Coast, enjoyed increased revenues and earnings during 1995. It also took part in the nascent globalization of the utilities industry when it acquired the British utility South Western in October. In the fall of 1995, the Houston Chronicle referred to The Southern Co., Duke Power Co., and Illinova Corp., all holdings of the Fund, as "efficient, agile companies" well suited to survive an expected shakeout among electric services providers.
   The telephone industry represents another major portion of the Fund's portfolio, approximately 16%. This is a rapidly evolving, growing industry. The so-called Baby Bells have been thriving since the breakup of AT&T during the 1980s, and recent technological advances that improved their ability to carry more data on existing phone lines and to carry voice and data simultaneously are enhancing their competitiveness. Ameritech Corp. and BellSouth Corp. are two examples of Baby Bells that have moved aggressively into cellular communications and the so-called "information highway." BellSouth is expanding globally, with a half-million customers overseas, mostly for wireless communications services. Both Ameritech and BellSouth Corp. are major holdings of your Fund.
   Foreign securities constituted approximately 25% of the Fund's holdings at the close of the fiscal year. After building foreign positions through the third quarter of 1995, Fund management reduced foreign holdings in response to earnings disappointments, especially in European utilities. However, as The Southern Co. and BellSouth Corp. illustrate, the days when a U.S. utility company could be regarded as purely domestic may

               See important Fund disclosure on inside front cover.

                                                           Management's
                                                           Discussion & Analysis

be numbered.
   Almost 80% of the portfolio consisted of common stock. Almost 20% of the portfolio was in bonds, including convertible bonds, which helped the Fund pay steady monthly dividends throughout 1995. The rest of the holdings were convertible stocks or cash equivalents. The total number of holdings was approximately 130 as of December 31. Of course, the Fund's portfolio is subject to change and there is no guarantee it will continue to hold these same securities.

OUTLOOK FOR THE FUTURE
As the fiscal year closed, it was the consensus of economists and other market watchers that interest rates should remain stable or decline and that inflation should remain under control during 1996. While the partial government shutdown during December prevented release of economic data from some federal agencies, private data and anecdotal evidence indicated a fairly sharp slowdown in economic growth during 1995's fourth quarter. Lagging Christmas sales, rapid growth in consumer indebtedness, a continuing wave of restructurings and layoffs among U.S. corporations, and flat wages were among the phenomena fostering concern that economic growth could be more sluggish than desired.
   Many expected the Federal Reserve to reduce short-term interest rates further, and one month after the close of the fiscal year, the Fed did just that, lowering the benchmark federal funds rate .25%. This bodes well for an interest rate-sensitive investment such as AIM Global Utilities Fund.
   While some analysts fret about the impact of competition in the formerly regulated utilities industry, many see potential opportunity as the sector becomes more dynamic and winners and losers begin to emerge. The potential of overseas markets remains vast. Industry observers foresee great possibilities in foreign utilities investments amid booming demand for electricity and for telecommunications equipment in Asia and Latin America in particular. For example, Morgan Stanley has estimated 1993 1998 annual earnings per share growth for electric service companies worldwide. For the Pacific Rim/Hong Kong, it foresaw growth of 20%, for Latin America, 13%. In the U.S., by contrast, Morgan Stanley estimated annual growth of 2%.
   Rather than making projections and educated guesses about the shape of future markets, AIM remains committed to its disciplined investment strategy, which examines the merits of each security it may buy or sell without the guesswork of market timing. In selecting stocks to include in the portfolio, Fund management stresses earnings history while never losing sight of market valuation. In selecting bonds, management carefully scrutinizes the credit and structure of each issue and its potential impact on the portfolio.

------------------------------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------


                  AIM Global Utilities Fund               AIM Global Utilities Fund
              Class A Shares (w/o sales charge)        Class A Shares (w/sales charge)         S&P 500
1/19/88                   $ 10,000                                $  9,453                    $ 10,000
12/88                       11,668                                  11,030                      11,545
12/89                       15,881                                  15,013                      15,192
12/90                       15,408                                  14,566                      14,719
12/91                       19,052                                  18,011                      19,184
12/92                       20,562                                  19,438                      20,643
12/93                       23,095                                  21,833                      22,715
12/94                       20,424                                  19,308                      23,023
12/95                       26,158                                  24,728                      31,644
------------------------------------------------------------------------------------------------------

         Past performance cannot guarantee comparable future results.

An investment cannot be made in any indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.
Source: Towers Data Systems HYPO(R).
   It is important to note that the S&P 500 is a broad equities market index that does not include many utility stocks. As of December 31, 1995, only 12.33% of the S&P 500 consisted of utility stocks.
   The performance of Class B shares will differ from that of Class A shares due to differing fees and expenses.
   For Fund performance calculations and descriptions of any indexes cited on this page, please refer to the inside front cover of this report.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
(As of 12/31/95)
--------------------------------------------------------------------------------

TOP 5 INDUSTRIES
1. ELECTRIC POWER
2. TELEPHONE
3. TELECOMMUNICATIONS
4. NATURAL GAS PIPELINE
5. GAS DISTRIBUTION

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TOP 5 DOMESTIC HOLDINGS (EXCLUDING U.S. TREASURY ISSUES)
1. AMERITECH CORP.
2. ENRON CORP.
3. FPL GROUP, INC.
4. NORTHERN STATES POWER CO.
5. BELLSOUTH CORP.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TOP 5 FOREIGN HOLDINGS
1. TELECOM CORP. OF NEW ZEALAND - ADR
2. TELEFONAKTIEBOLAGET L.M. ERICSSON
3. BELL CANADA
4. VEBA A.G.
5. ROYAL PTT NEDERLAND N.V. - ADR

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                           WITHOUT                      WITH
                                         SALES CHARGE               SALES CHARGE
CLASS A SHARES
Inception (1/18/88)                         12.86%                     12.06%

  5 Years                                   11.16                       9.92

  1 Year                                    28.07                      21.02

CLASS B SHARES
Inception (9/1/93)                           2.33%                      1.13%

  1 Year                                    27.16                      22.16

--------------------------------------------------------------------------------

Financials

SCHEDULE OF INVESTMENTS

December 31, 1995

   SHARES                                                                        MARKET VALUE
               DOMESTIC COMMON STOCKS-56.32%

               COMPUTER NETWORKING-0.58%

      12,400   Ascend Communications, Inc.(a)                                    $  1,005,950
---------------------------------------------------------------------------------------------
      14,571   Network Equipment Technologies, Inc.(a)                                398,893
---------------------------------------------------------------------------------------------
                                                                                    1,404,843
---------------------------------------------------------------------------------------------

               COMPUTER SOFTWARE/SERVICES-0.53%

      23,200   Objective Systems Integrators, Inc.(a)                               1,270,200
---------------------------------------------------------------------------------------------
       1,300   Smith Micro Software, Inc.(a)                                            8,776
---------------------------------------------------------------------------------------------
                                                                                    1,278,976
---------------------------------------------------------------------------------------------

               CONGLOMERATES-0.41%

      20,000   Tenneco Inc.                                                           992,500
---------------------------------------------------------------------------------------------

               ELECTRIC SERVICES-28.81%

      45,000   Allegheny Power System, Inc.                                         1,288,127
---------------------------------------------------------------------------------------------
      56,600   Boston Edison Co.                                                    1,669,700
---------------------------------------------------------------------------------------------
      35,000   Carolina Power & Light Co.                                           1,207,500
---------------------------------------------------------------------------------------------
      16,200   CMS Energy Corp.                                                       483,976
---------------------------------------------------------------------------------------------
      35,400   Consolidated Edison Co. of New York, Inc.                            1,132,802
---------------------------------------------------------------------------------------------
      54,000   Detroit Edison Co.                                                   1,863,000
---------------------------------------------------------------------------------------------
     188,700   DPL Inc.                                                             4,670,325
---------------------------------------------------------------------------------------------
     129,500   DQE, Inc.                                                            3,982,125
---------------------------------------------------------------------------------------------
     106,400   Duke Power Co.                                                       5,040,700
---------------------------------------------------------------------------------------------
     147,600   FPL Group, Inc.                                                      6,844,950
---------------------------------------------------------------------------------------------
     136,500   General Public Utilities Corp.                                       4,641,000
---------------------------------------------------------------------------------------------
     253,000   Houston Industries, Inc.                                             6,135,250
---------------------------------------------------------------------------------------------
     163,500   Illinova Corp.                                                       4,905,000
---------------------------------------------------------------------------------------------
      10,800   LG & E Energy Corp.                                                    456,300
---------------------------------------------------------------------------------------------
      95,500   NIPSCO Industries, Inc.                                              3,652,875
---------------------------------------------------------------------------------------------
     134,600   Northern States Power Co.                                            6,612,225
---------------------------------------------------------------------------------------------
     143,000   Pinnacle West Capital Corp.                                          4,111,250
---------------------------------------------------------------------------------------------
     199,700   Southern Co. (The)                                                   4,917,613
---------------------------------------------------------------------------------------------
      95,000   Teco Energy, Inc.                                                    2,434,375
---------------------------------------------------------------------------------------------
      75,000   Unicom Corp.                                                         2,456,250
---------------------------------------------------------------------------------------------
      33,300   Wisconsin Energy Corp.                                               1,019,813
---------------------------------------------------------------------------------------------
                                                                                   69,525,156
---------------------------------------------------------------------------------------------

               GAS DISTRIBUTION-1.39%

      95,200   Public Service Co. of Colorado                                       3,367,700
---------------------------------------------------------------------------------------------

               NATURAL GAS PIPELINE-6.07%

      36,000   Columbia Gas System, Inc.(a)                                         1,579,500
---------------------------------------------------------------------------------------------
     100,000   Enron Corp.                                                          3,812,500
---------------------------------------------------------------------------------------------
      31,600   KN Energy, Inc.                                                        920,350
---------------------------------------------------------------------------------------------
      17,600   Pacific Enterprises                                                    497,200
---------------------------------------------------------------------------------------------
      93,300   Panhandle Eastern Corp.                                              2,600,738
---------------------------------------------------------------------------------------------

                                                                     Financials

   SHARES                                                                        MARKET VALUE
               NATURAL GAS PIPELINE (continued)

      35,000   Sonat Inc.                                                        $  1,246,877
---------------------------------------------------------------------------------------------
      91,000   Williams Companies Inc. (The)                                        3,992,625
---------------------------------------------------------------------------------------------
                                                                                   14,649,790
---------------------------------------------------------------------------------------------

               REAL ESTATE INVESTMENT TRUSTS-2.01%

      44,300   Bay Apartment Communities                                            1,074,275
---------------------------------------------------------------------------------------------
      21,300   Meditrust                                                              742,839
---------------------------------------------------------------------------------------------
      15,000   National Health Investors, Inc.                                        496,876
---------------------------------------------------------------------------------------------
       5,500   Nationwide Health Properties, Inc.                                     231,000
---------------------------------------------------------------------------------------------
      26,700   Oasis Residential Inc.                                                 607,426
---------------------------------------------------------------------------------------------
      32,000   Patriot American Hospitality, Inc.                                     824,000
---------------------------------------------------------------------------------------------
      32,000   Public Storage, Inc.                                                   608,000
---------------------------------------------------------------------------------------------
      16,500   RFS Hotel Investors Inc.                                               253,688
---------------------------------------------------------------------------------------------
                                                                                    4,838,104
---------------------------------------------------------------------------------------------

               TELECOMMUNICATIONS-2.49%

      52,000   A T & T Corp.                                                        3,367,000
---------------------------------------------------------------------------------------------
      84,700   Frontier Corp.                                                       2,541,000
---------------------------------------------------------------------------------------------
       6,800   Tel-Save Holdings, Inc.(a)                                              94,350
---------------------------------------------------------------------------------------------
                                                                                    6,002,350
---------------------------------------------------------------------------------------------

               TELEPHONE-14.03%

     136,700   Ameritech Corp.                                                      8,065,300
---------------------------------------------------------------------------------------------
      18,700   Bell Atlantic Corp.                                                  1,250,563
---------------------------------------------------------------------------------------------
     145,800   BellSouth Corp.                                                      6,342,300
---------------------------------------------------------------------------------------------
      75,700   Century Telephone Enterprises, Inc.                                  2,403,474
---------------------------------------------------------------------------------------------
     117,000   Cincinnati Bell, Inc.                                                4,065,750
---------------------------------------------------------------------------------------------
      25,000   GTE Corp.                                                            1,100,000
---------------------------------------------------------------------------------------------
      47,000   NYNEX Corp.                                                          2,538,000
---------------------------------------------------------------------------------------------
      91,400   SBC Communications, Inc.                                             5,255,500
---------------------------------------------------------------------------------------------
      30,000   Southern New England Telecommunications Corp.                        1,192,500
---------------------------------------------------------------------------------------------
      46,000   US West, Inc.                                                        1,644,500
---------------------------------------------------------------------------------------------
                                                                                   33,857,887
---------------------------------------------------------------------------------------------
                   Total Domestic Common Stocks                                   135,917,306
---------------------------------------------------------------------------------------------

               DOMESTIC CONVERTIBLE PREFERRED STOCKS-0.87%

               OIL & GAS-SERVICES-0.40%

      40,000   Enron Corp.-$1.36 Conv. Pfd.                                           960,000
---------------------------------------------------------------------------------------------

               TELECOMMUNICATIONS-0.47%

      23,500   MFS Communications Co., Inc.-$2.68 Conv. Pfd.                        1,144,156
---------------------------------------------------------------------------------------------
                   Total Domestic Convertible Preferred Stocks                      2,104,156
---------------------------------------------------------------------------------------------

               FOREIGN STOCKS & OTHER EQUITY INTERESTS-21.71%

               ARGENTINA-1.13%

     368,200   Central Costanera S.A.-Class B (Electric Services)                   1,133,829
---------------------------------------------------------------------------------------------
      98,800   Central Puerto S.A.-Class B (Electric Services)                        375,364
---------------------------------------------------------------------------------------------
      44,600   Telefonica de Argentina-ADR (Telephone)                              1,215,350
---------------------------------------------------------------------------------------------
                                                                                    2,724,543
---------------------------------------------------------------------------------------------

Financials

   SHARES                                                                        MARKET VALUE
               AUSTRIA-0.31%

      12,500   Oesterreichisch Elektrizitatswirtschafts-AG (Verbundgesellschaft)
               Class A (Electric Services)                                       $    751,599
---------------------------------------------------------------------------------------------

               BRAZIL-0.49%

      25,000   Telecomunicacoes Brasileiras S/A-Telebras-ADR
               (Telecommunications)                                                 1,184,375
---------------------------------------------------------------------------------------------

               CANADA-0.53%

      87,800   Westcoast Energy, Inc. (Natural Gas Pipeline)                        1,284,075
---------------------------------------------------------------------------------------------

               CHILE-1.17%

      17,600   Compania de Telecomunicaciones de Chile S.A.-ADR
               (Telecommunications)                                                 1,458,600
---------------------------------------------------------------------------------------------
      47,800   Enersis S.A.-ADR (Electric Services)                                 1,362,300
---------------------------------------------------------------------------------------------
                                                                                    2,820,900
---------------------------------------------------------------------------------------------

               DENMARK-0.38%

      33,600   Tele Danmark A/S-ADR(a) (Telephone)                                    928,200
---------------------------------------------------------------------------------------------

               GERMANY-0.82%

      46,500   Veba A.G. (Electrical Services)                                      1,974,102
---------------------------------------------------------------------------------------------

               HONG KONG-0.19%

      25,500   Hong Kong Telecom Ltd.-ADR (Telephone)                                 452,625
---------------------------------------------------------------------------------------------

               INDONESIA-0.42%

      27,700   PT Indostat-ADR(a) (Telephone)                                       1,011,050
---------------------------------------------------------------------------------------------

               ISRAEL-0.22%

      23,200   ECI Telecom Ltd. (Telecommunications)                                  529,250
---------------------------------------------------------------------------------------------

               ITALY-0.80%

     578,300   Telecom Italia Mobile S.p.A.(Telephone)                              1,015,950
---------------------------------------------------------------------------------------------
     593,300   Telecom Italia S.p.A. (Telephone)                                      920,140
---------------------------------------------------------------------------------------------
                                                                                    1,936,090
---------------------------------------------------------------------------------------------

               KOREA-0.55%

      49,500   Korea Electric Power Corp.-ADR (Electric Services)                   1,324,125
---------------------------------------------------------------------------------------------

               NETHERLANDS-1.23%

      20,000   Elsag Bailey Process Automation N.V.-ADR-$2.75 Conv. Pfd.
               TOPRS(b) (Acquired 12/14/95-12/15/95; cost $1,000,250) (Electronic
               Components-Miscellaneous)                                            1,002,500
---------------------------------------------------------------------------------------------
      54,170   Royal PTT Nederland N.V.-ADR(b) (Acquired 06/13/94-10/23/95;
               cost $1,575,432) (Telecommunications)                                1,963,662
---------------------------------------------------------------------------------------------
                                                                                    2,966,162
---------------------------------------------------------------------------------------------

               NEW ZEALAND-1.45%

      50,600   Telecom Corp. of New Zealand Ltd.-ADR (Telephone)                    3,510,375
---------------------------------------------------------------------------------------------

               NORWAY-0.61%

      45,000   Nera AS-ADR(a) (Telecommunications)                                  1,462,500
---------------------------------------------------------------------------------------------

               PERU-0.76%

     850,300   CPT Telefonica Del Peru-Class B (Telephone)                          1,821,282
---------------------------------------------------------------------------------------------

               PORTUGAL-0.52%

      65,700   Portugal Telecom, S.A.-ADR(a) (Telecommunications)                   1,248,300
---------------------------------------------------------------------------------------------

               SPAIN-2.91%

      86,500   Amper S.A.(Electrical Equipment)(a)                                  1,023,309
---------------------------------------------------------------------------------------------
      24,000   Empresa Nacional de Electricidad S.A. (Electric Services)            1,374,000
---------------------------------------------------------------------------------------------
      29,800   Empresa Nacional de Electricidad S.A.-ADR (Electric Services)          677,950
---------------------------------------------------------------------------------------------

                                                                      Financials

   SHARES                                                                        MARKET VALUE
               SPAIN (continued)

      11,000   Gas Natural SDG-E S.A. (Natural Gas Pipeline)                     $  1,713,932
---------------------------------------------------------------------------------------------
     141,000   Iberdrola S.A. (Electric Services)                                   1,290,272
---------------------------------------------------------------------------------------------
      22,200   Telefonica de Espana, S.A. (Telecommunications)                        929,625
---------------------------------------------------------------------------------------------
                                                                                    7,009,088
---------------------------------------------------------------------------------------------

               SWEDEN-1.16%

      10,808   Telefonaktiebolaget L.M. Ericsson (Telecommunications)                 211,611
---------------------------------------------------------------------------------------------
     133,232   Telefonaktiebolaget L.M. Ericsson-ADR (Telecommunications)           2,598,024
---------------------------------------------------------------------------------------------
                                                                                    2,809,635
---------------------------------------------------------------------------------------------

               UNITED KINGDOM-6.06%

     265,600   British Gas PLC (Natural Gas Pipeline)                               1,047,715
---------------------------------------------------------------------------------------------
      10,000   British Sky Broadcasting Group PLC-ADR
               (Advertising/Broadcasting)                                             376,250
---------------------------------------------------------------------------------------------
      47,900   London Electricity PLC (Electric Services)                             426,629
---------------------------------------------------------------------------------------------
      74,700   Midlands Electricity PLC (Electric Services)                           881,689
---------------------------------------------------------------------------------------------
     205,075   National Grid Group PLC(a) (Electric Services)                         635,388
---------------------------------------------------------------------------------------------
     175,000   National Power PLC (Electric Services)                               1,221,657
---------------------------------------------------------------------------------------------
      40,000   National Power PLC-ADR (Electric Services)                             370,000
---------------------------------------------------------------------------------------------
     197,100   North West Water PLC (Water Supply)                                  1,885,597
---------------------------------------------------------------------------------------------
      45,500   NYNEX CableComms Group(a) (Telecommunications)                         790,562
---------------------------------------------------------------------------------------------
     119,000   PowerGen PLC (Electric Services)                                       984,120
---------------------------------------------------------------------------------------------
      40,900   PowerGen PLC-ADR (Electric Services)                                   536,812
---------------------------------------------------------------------------------------------
     138,550   Scottish Power PLC (Electric Services)                                 796,140
---------------------------------------------------------------------------------------------
      47,925   Seeboard PLC (Electric Services)                                       391,497
---------------------------------------------------------------------------------------------
      49,775   South Wales Electricity PLC (Electric Services)                        721,231
---------------------------------------------------------------------------------------------
      40,000   Southern Electric PLC (Electric Services)                              561,577
---------------------------------------------------------------------------------------------
      20,000   Vodafone Group PLC-ADR (Telecommunications)                            705,000
---------------------------------------------------------------------------------------------
      73,750   Wessex Water PLC (Water Supply)                                        399,732
---------------------------------------------------------------------------------------------
      88,500   Wessex Water Preference (Water Supply)                                  70,096
---------------------------------------------------------------------------------------------
      46,730   Yorkshire Electricity PLC (Electric Services)                          484,790
---------------------------------------------------------------------------------------------
     145,800   Yorkshire Water PLC (Water Supply)                                   1,340,481
---------------------------------------------------------------------------------------------
                                                                                   14,626,963
---------------------------------------------------------------------------------------------
                   Total Foreign Stocks & Other Equity Interests                   52,375,239
---------------------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT

               DOMESTIC CONVERTIBLE BONDS-2.64%

               COMPUTER SOFTWARE/SERVICES-0.19%

$    441,000   Network Equipment Technologies, Conv. Sub. Deb.,
               7.25%, 05/15/14                                                        451,672
---------------------------------------------------------------------------------------------

               ELECTRIC SERVICES-0.46%

   1,100,000   California Energy Co., Inc., Conv. Sub. Deb.,
               5.00%, 07/31/00(b) (Acquired 04/26/95; cost $988,625)                1,108,580
---------------------------------------------------------------------------------------------

               ELECTRONIC COMPONENTS/MISCELLANEOUS-0.41%

     850,000   Altera Corp., Conv. Sub. Notes,
               5.75%, 06/15/02(b) (Acquired 06/16/95-12/13/95; cost $870,400)         990,250
---------------------------------------------------------------------------------------------

Financials

 PRINCIPAL
   AMOUNT                                                                        MARKET VALUE
               SEMICONDUCTORS-0.75%

$    750,000   Analog Devices, Conv. Sub. Notes, 3.50%, 12/01/00                 $    798,750
---------------------------------------------------------------------------------------------
   1,125,000   Xilinx Inc., Conv. Sub. Notes,
               5.25%, 11/01/02(b) (Acquired 11/07/95-11/08/95; cost
               $1,125,000)                                                          1,023,750
---------------------------------------------------------------------------------------------
                                                                                    1,822,500
---------------------------------------------------------------------------------------------

               TELECOMMUNICATIONS-0.83%

   2,620,000   United States Cellular Corp., Conv. Liquid Yield Option Notes,
               6.00%, 06/15/15(c)                                                     933,375
---------------------------------------------------------------------------------------------
   1,000,000   World Communications, Conv. Sub. Notes, 5.00%, 08/15/03              1,065,000
---------------------------------------------------------------------------------------------
                                                                                    1,998,375
---------------------------------------------------------------------------------------------
                   Total Domestic Convertible Bonds                                 6,371,377
---------------------------------------------------------------------------------------------

               DOMESTIC NON-CONVERTIBLE BONDS-6.93%

               ADVERTISING/BROADCASTING-0.51%

   1,150,000   Time Warner Inc., Notes, 8.18%, 08/15/07                             1,235,249
---------------------------------------------------------------------------------------------

               ELECTRIC SERVICES-1.64%

     127,000   Ohio Power Co., First Mortgage Bonds, 9.875%, 08/01/20                 136,517
---------------------------------------------------------------------------------------------
   1,750,000   Pennsylvania Power & Light Co., First Mortgage Bonds,
               9.25%, 10/01/19                                                      1,918,700
---------------------------------------------------------------------------------------------
   1,640,000   San Diego Gas & Electric Co., First Mortgage Series JJ Bonds,
               9.625%, 04/15/20                                                     1,913,732
---------------------------------------------------------------------------------------------
                                                                                    3,968,949
---------------------------------------------------------------------------------------------

               NATURAL GAS PIPELINE-2.60%

   3,750,000   Enron Corp., Sr. Sub. Deb., 6.75%, 07/01/05                          3,832,387
---------------------------------------------------------------------------------------------
   2,205,000   Panhandle Eastern Pipeline, Deb., 7.875%, 08/15/04                   2,431,960
---------------------------------------------------------------------------------------------
                                                                                    6,264,347
---------------------------------------------------------------------------------------------

               TELECOMMUNICATIONS-2.18%

   1,850,000   A T & T Corp., Sr. Notes, 7.75%, 03/01/07                            2,079,142
---------------------------------------------------------------------------------------------
   3,000,000   TCI Communications Inc., Sr. Notes, 8.00%, 08/01/05                  3,184,470
---------------------------------------------------------------------------------------------
                                                                                    5,263,612
---------------------------------------------------------------------------------------------
                   Total Domestic Non-Convertible Bonds                            16,732,157
---------------------------------------------------------------------------------------------

               FOREIGN NON-CONVERTIBLE BONDS-2.11%

               CANADA-1.75%

CAD 1,800,000  Bell Canada, Deb., (Telecommunications)
               8.80%, 08/17/05                                                        753,530
---------------------------------------------------------------------------------------------
CAD  950,000   Bell Canada, Deb., (Telecommunications)
               10.875%, 10/11/04                                                    1,575,118
---------------------------------------------------------------------------------------------
CAD 2,350,000  IPL Energy, Deb. (Oil & Gas-Services)
               9.67%, 02/23/00                                                      1,882,323
---------------------------------------------------------------------------------------------
                                                                                    4,210,971
---------------------------------------------------------------------------------------------

               MEXICO-0.36%

     850,000   United Mexican States, Deb., (Foreign Government Securities)
               11.1875%, 07/21/97(b) (Acquired 07/12/95; cost $850,000)               870,723
---------------------------------------------------------------------------------------------
                   Total Foreign Non-Convertible Bonds                              5,081,694
---------------------------------------------------------------------------------------------

                                                                     Financials

 PRINCIPAL
   AMOUNT                                                                        MARKET VALUE
               U.S. TREASURY SECURITIES-6.50%

               U.S. TREASURY BONDS-2.84%

$  3,000,000   7.125%, 02/29/00                                                  $  3,195,000
---------------------------------------------------------------------------------------------
   3,000,000   7.625%, 02/15/25                                                     3,666,900
---------------------------------------------------------------------------------------------
                                                                                    6,861,900
---------------------------------------------------------------------------------------------

               U.S. TREASURY NOTES-3.66%

   2,500,000   7.25%, 08/15/04                                                      2,782,500
---------------------------------------------------------------------------------------------
   2,500,000   7.50%, 02/15/05                                                      2,837,175
---------------------------------------------------------------------------------------------
   3,000,000   6.50%, 08/15/05                                                      3,199,440
---------------------------------------------------------------------------------------------
                                                                                    8,819,115
---------------------------------------------------------------------------------------------
                   Total U.S. Treasury Securities                                  15,681,015
---------------------------------------------------------------------------------------------

               REPURCHASE AGREEMENT-2.32%(d)

   5,595,599   Daiwa Securities America Inc.,
               5.92%, 01/02/96(e)                                                   5,595,599
---------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS-99.40%                                           239,858,543
---------------------------------------------------------------------------------------------
               OTHER ASSETS LESS LIABILITIES-0.60%                                  1,459,142
---------------------------------------------------------------------------------------------
               NET ASSETS-100.00%                                                $241,317,685
=============================================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) Restricted securities. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at December 31, 1995, was $6,959,465, which represents 2.88% of net assets.

(c) Zero coupon bond. The interest rate shown represents the rate of the original issue discount.

(d) Collateral on repurchase agreement, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102 percent of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds managed by the investment advisor.

(e) Joint repurchase agreement entered into 12/29/95 with a maturing value of $646,679,181. Collateralized by $537,995,000 U.S. Treasury obligations, 7.875% to 11.25% due 11/15/07 to 02/15/15.

Abbreviations:

ADR   -American Depositary Receipt
CAD   -Canadian Dollars
Conv. -Convertible
Deb.  -Debentures
Pfd.  -Preferred
Sr.   -Senior
Sub.  -Subordinated
TOPRS -Trust Originated Preferred Securities


See Notes to Financial Statements.

Financials

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1995

ASSETS:

Investments, at market value (cost $200,988,984)                             $239,858,543
-----------------------------------------------------------------------------------------
Foreign currencies, at market value (cost $76,411)                                 78,596
-----------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                                 14,300
-----------------------------------------------------------------------------------------
  Fund shares sold                                                                940,967
-----------------------------------------------------------------------------------------
  Dividends and interest                                                        1,876,536
-----------------------------------------------------------------------------------------
Investment for deferred compensation plan                                           6,301
-----------------------------------------------------------------------------------------
Other assets                                                                       16,405
-----------------------------------------------------------------------------------------
    Total assets                                                              242,791,648
-----------------------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                                                           384,923
-----------------------------------------------------------------------------------------
  Fund shares reacquired                                                          443,166
-----------------------------------------------------------------------------------------
  Dividends                                                                       207,065
-----------------------------------------------------------------------------------------
  Deferred compensation                                                             6,301
-----------------------------------------------------------------------------------------
Accrued advisory fees                                                             118,295
-----------------------------------------------------------------------------------------
Accrued administrative service fees                                                 6,095
-----------------------------------------------------------------------------------------
Accrued distribution fees                                                         180,237
-----------------------------------------------------------------------------------------
Accrued trustees' fees                                                              1,749
-----------------------------------------------------------------------------------------
Accrued transfer agent fees                                                        59,966
-----------------------------------------------------------------------------------------
Accrued operating expenses                                                         66,166
-----------------------------------------------------------------------------------------
    Total liabilities                                                           1,473,963
-----------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                                  $241,317,685
=========================================================================================

NET ASSETS:

Class A                                                                      $170,624,327
=========================================================================================
Class B                                                                      $ 70,693,358
=========================================================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                                                        11,692,658
=========================================================================================
Class B                                                                         4,841,504
=========================================================================================
Class A:
  Net asset value and redemption price per share                             $      14.59
=========================================================================================
  Offering price per share:
    (Net asset value of $14.59 divided by 94.50%)                            $      15.44
=========================================================================================
Class B:
  Net asset value and offering price per share                               $      14.60
=========================================================================================

See Notes to Financial Statements.

                                                                      Financials

STATEMENT OF OPERATIONS

For the year ended December 31, 1995

INVESTMENT INCOME:

Dividends (net of $171,262 foreign withholding tax)                          $ 8,322,065
----------------------------------------------------------------------------------------
Interest                                                                       3,112,023
----------------------------------------------------------------------------------------
    Total investment income                                                   11,434,088
----------------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                                  1,256,220
----------------------------------------------------------------------------------------
Administrative service fees                                                       69,813
----------------------------------------------------------------------------------------
Custodian fees                                                                    75,497
----------------------------------------------------------------------------------------
Trustees' fees                                                                     6,543
----------------------------------------------------------------------------------------
Distribution fees -- Class A                                                     393,486
----------------------------------------------------------------------------------------
Distribution fees -- Class B                                                     538,479
----------------------------------------------------------------------------------------
Transfer agent fees -- Class A                                                   372,608
----------------------------------------------------------------------------------------
Transfer agent fees -- Class B                                                   136,007
----------------------------------------------------------------------------------------
Other                                                                            115,422
----------------------------------------------------------------------------------------
    Total expenses                                                             2,964,075
----------------------------------------------------------------------------------------
Net investment income                                                          8,470,013
----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND FOREIGN
  CURRENCY TRANSACTIONS:

NET REALIZED GAIN (LOSS) FROM:

Investment securities                                                          1,019,826
----------------------------------------------------------------------------------------
Foreign currency transactions                                                    (82,071)
----------------------------------------------------------------------------------------
                                                                                 937,755
----------------------------------------------------------------------------------------

UNREALIZED APPRECIATION OF:

Investment securities                                                         42,915,013
----------------------------------------------------------------------------------------
Foreign currencies                                                                24,897
----------------------------------------------------------------------------------------
                                                                              42,939,910
----------------------------------------------------------------------------------------
    Net gain from investment securities and foreign currencies                43,877,665
----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                         $52,347,678
========================================================================================

See Notes to Financial Statements.

Financials

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1995 and 1994

                                                                 1995              1994
OPERATIONS:

  Net investment income                                      $  8,470,013      $ 9,265,901
-------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment
    securities and foreign currencies                             937,755      (19,935,052)
-------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities and foreign currencies                          42,939,910      (15,936,523)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
       operations                                              52,347,678      (26,605,674)
-------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                      (6,295,577)      (8,024,593)
-------------------------------------------------------------------------------------------
  Class B                                                      (1,690,557)      (1,429,850)
-------------------------------------------------------------------------------------------
Returns of capital:
  Class A                                                              --         (407,762)
-------------------------------------------------------------------------------------------
  Class B                                                              --          (72,656)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                     (12,765,899)     (18,722,360)
-------------------------------------------------------------------------------------------
  Class B                                                      16,638,939       24,437,899
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      48,234,584      (30,824,996)
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                         193,083,101      223,908,097
-------------------------------------------------------------------------------------------
  End of period                                              $241,317,685     $193,083,101
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                              $221,523,475     $217,650,435
-------------------------------------------------------------------------------------------
  Undistributed net investment income                             404,516               --
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities and foreign currencies              (19,477,538)     (20,494,656)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                          38,867,232       (4,072,678)
-------------------------------------------------------------------------------------------
                                                             $241,317,685     $193,083,101
===========================================================================================

See Notes to Financial Statements.

                                                                      Financials

NOTES TO FINANCIAL STATEMENTS

December 31, 1995

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM Global Utilities Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve a high level of current income, and as a secondary objective the Fund seeks to achieve capital appreciation, by investing primarily in the common and preferred stocks of public utility companies.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations - Equity securities listed or traded on an exchange are valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Exchange listed convertible bonds are valued at the mean between the closing bid and asked prices obtained from a broker-dealer. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid and asked prices. Non-convertible bonds and notes are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during the period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually. On December 31, 1995, undistributed net realized gain
   (loss) was increased and undistributed net investment income reduced by $79,363 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio

Financials
   securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
D. Foreign Currency Contracts - A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
E. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $19,221,729 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, in the year 2002.
F. Expenses - Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.60% of the first $200 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.40% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion. This agreement requires AIM to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1995, AIM was reimbursed $69,813 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1995, AFS was paid $356,054 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides for payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges payable to AIM Distributors related to the Class B shares. During the year ended December 31, 1995, the Class A shares and the Class B shares paid AIM Distributors $393,486 and $538,479, respectively, as compensation under the Plans.

                                                                     Financials

AIM Distributors received commissions of $106,920 from sales of the Class A shares of the Fund during the year ended December 31, 1995. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1995, AIM Distributors received $167,444 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1995, the Fund paid legal fees of $3,232 for services rendered by Kramer, Levin, Naftalis, Nessen, Kamin & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - BANK BORROWINGS

The Fund has a $3,600,000 committed line of credit with a financial institution syndicate with Chemical Bank of New York as the administrative agent. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the period July 20, 1995 (effective date of line of credit agreement) through December 31, 1995, the Fund did not borrow under the line of credit agreement. The Fund is charged a commitment fee, payable quarterly, at the rate of 1/10 of 1% per annum on the unused balance of the Fund's committed line.

NOTE 5 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1995 was $188,852,283 and $178,842,299, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1995 is as follows:

Aggregate unrealized appreciation of investment securities                                      $40,760,598
-----------------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                                     (2,119,248)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investment securities                                            $38,641,350
===========================================================================================================

Cost of investments for tax purposes is $201,217,193.

NOTE 6 - SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1995 and 1994 were as follows:

                                                                  1995                        1994
                                                        ------------------------     -----------------------
                                                         SHARES         VALUE         SHARES        VALUE
                                                        ---------     ----------     --------     ----------
Sold:
  Class A                                               3,040,993     $39,908,471    4,097,001   $52,451,904
------------------------------------------------------------------------------------------------------------
  Class B                                               2,223,714      29,286,592    2,720,021    34,681,563
------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                 417,851       5,505,279      572,553     7,178,342
------------------------------------------------------------------------------------------------------------
  Class B                                                 106,557       1,413,598       99,414     1,232,102
------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                              (4,470,353)    (58,179,649)  (6,158,134)  (78,352,606)
------------------------------------------------------------------------------------------------------------
  Class B                                              (1,083,006)    (14,061,251)    (921,686)  (11,475,766)
------------------------------------------------------------------------------------------------------------
                                                          235,756      $3,873,040      409,169    $5,715,539
============================================================================================================

Financials

NOTE 7 - FINANCIAL HIGHLIGHTS

Shown below are the condensed financial highlights for a Class A share outstanding during each of the years in the seven-year period ended December 31, 1995 and the period January 18, 1988 (date operations commenced) through December 31, 1988 and for a Class B share outstanding during each of the years in the two-year period ended December 31, 1995 and the period September 1, 1993 (date sales commenced) through December 31, 1993.

                                                                          CLASS A SHARES
                                        ------------------------------------------------------------------------------------
                                          1995        1994         1993       1992(A)       1991         1990         1989
                                        --------    --------     --------     --------     -------      -------      -------
Net asset value, beginning of period    $  11.85    $  14.09     $  13.31     $  13.75     $  12.45     $ 13.73      $ 10.99
-------------------------------------   --------    --------     --------     --------     --------     -------      -------
Income from investment operations:
 Net investment income                      0.55        0.59         0.60         0.67         0.70        0.66         0.77
-------------------------------------   --------    --------     --------     --------     --------     -------      -------
 Net gains (losses) on securities
   (both realized and unrealized)           2.71       (2.20)        1.02         0.36         2.12       (1.10)        3.06
-------------------------------------   --------    --------     --------     --------     --------     -------      -------
   Total from investment operations         3.26       (1.61)        1.62         1.03         2.82       (0.44)        3.83
-------------------------------------   --------    --------     --------     --------     --------     -------      -------
Less distributions:
 Dividends from net investment income      (0.52)      (0.60)       (0.61)       (0.68)       (0.66)      (0.70)       (0.69)
-------------------------------------   --------    --------     --------     --------     --------     -------      -------
 Distributions from net realized
   capital gains                              --          --        (0.23)       (0.79)       (0.86)      (0.14)       (0.40)
-------------------------------------   --------    --------     --------     --------     --------     -------      -------
 Returns of capital                           --       (0.03)          --           --           --          --           --
-------------------------------------   --------    --------     --------     --------     --------     -------      -------
   Total distributions                     (0.52)      (0.63)       (0.84)       (1.47)       (1.52)      (0.84)       (1.09)
-------------------------------------   --------    --------     --------     --------     --------     -------      -------
Net asset value, end of period          $  14.59    $  11.85     $  14.09     $  13.31     $  13.75     $ 12.45      $ 13.73
=====================================   ========    ========     ========     ========     ========     =======      =======
Total return(b)                            28.07%     (11.57)%      12.32%        7.92%       23.65%      (2.98)%      36.11%
=====================================   ========    ========     ========     ========     ========     =======      =======
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                               $170,624    $150,515     $200,016     $111,771     $ 91,939     $69,541      $58,307
=====================================   ========    ========     ========     ========     ========     =======      =======
Ratio of expenses to average net
 assets                                     1.21%(c)    1.18%        1.16%        1.17%        1.23%       1.21%(d)     1.05%(d)
=====================================   ========    ========     ========     ========     ========     =======      =======
Ratio of net investment income to
 average net assets                         4.20%(c)    4.67%        4.21%        4.96%        5.36%       5.21%(e)     6.13%(e)
=====================================   ========    ========     ========     ========     ========     =======      =======
Portfolio turnover rate                       88%        101%         76%          148%         169%        123%         115%
=====================================   ========    ========     ========     ========     ========     =======      =======

                                                                CLASS B SHARES
                                                       --------------------------------
                                         1988            1995         1994        1993
                                       -------         -------      -------     -------
Net asset value, beginning of period   $ 10.00         $ 11.84      $ 14.08     $ 15.30
-------------------------------------  -------         -------      -------     -------
Income from investment operations:
 Net investment income                    0.82            0.44         0.47        0.17
-------------------------------------  -------         -------      -------     -------
 Net gains (losses) on securities
   (both realized and unrealized)         0.83            2.73        (2.19)      (0.98)
-------------------------------------  -------         -------      -------     -------
   Total from investment operations       1.65            3.17        (1.72)      (0.81)
-------------------------------------  -------         -------      -------     -------
Less distributions:
 Dividends from net investment income    (0.66)          (0.41)       (0.49)      (0.17)
-------------------------------------  -------         -------      -------     -------
 Distributions from net realized
   capital gains                            --              --           --       (0.24)
-------------------------------------  -------         -------      -------     -------
 Returns of capital                         --              --        (0.03)         --
-------------------------------------  -------         -------      -------     -------
   Total distributions                   (0.66)          (0.41)       (0.52)      (0.41)
-------------------------------------  -------         -------      -------     -------
Net asset value, end of period         $ 10.99         $ 14.60      $ 11.84     $ 14.08
=====================================  =======         =======      =======     =======
Total return(b)                          17.03%          27.16%      (12.35)%     (5.32)%
=====================================  =======         =======      =======     =======
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                              $20,104         $70,693      $42,568     $23,892
=====================================  =======         =======      =======     =======
Ratio of expenses to average net
 assets                                   1.22%(d)(f)     1.97%(c)     2.07%       1.99%(f)
=====================================  =======         =======      =======     =======
Ratio of net investment income to
 average net assets                       7.63%(e)(f)     3.44%(c)     3.78%       3.38%(f)
=====================================  =======         =======      =======     =======
Portfolio turnover rate                     87%             88%         101%         76%
=====================================  =======         =======      =======     =======

(a) The Fund changed investment advisors on June 30, 1992.
(b) Total returns do not deduct sales charges and for periods less than one year are not annualized.
(c) Ratios for Class A are based on average daily net assets of $157,394,436. Ratios for Class B are based on average daily net assets of $53,847,853.
(d) Ratios of expenses to average net assets prior to reduction of advisory fees were 1.22%, 1.11% and 1.69% (annualized) for 1990-88, respectively.
(e) Ratios of net investment income to average net assets prior to reduction of advisory fees were 5.20%, 6.07% and 7.16% (annualized) for 1990-88, respectively.
(f) Annualized.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of AIM Global Utilities Fund:

We have audited the accompanying statement of assets and liabilities of AIM Global Utilities Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Global Utilities Fund as of December 31, 1995, the results of its operations for the year then ended, the statement of changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.

Houston, Texas                                             KPMG Peat Marwick LLP
February 7, 1996

                                                                      Trustees
                                                                      & Officers


TRUSTEES                                       OFFICERS                                  OFFICE OF THE FUND

Charles T. Bauer                               Charles T. Bauer                          11 Greenway Plaza
Chairman and Chief Executive Officer           Chairman                                  Suite 1919
A I M Management Group Inc.                                                              Houston, TX 77046
                                               Robert H. Graham
Bruce L. Crockett                              President                                 INVESTMENT ADVISOR
Director, President and
Chief Executive Officer                        John J. Arthur                            A I M Advisors, Inc.
COMSAT Corporation                             Senior Vice President & Treasurer         11 Greenway Plaza
                                                                                         Suite 1919
Owen Daly II                                   Gary T. Crum                              Houston, TX 77046
Director                                       Senior Vice President
Cortland Trust Inc.                                                                      DISTRIBUTOR
                                               Carol F. Relihan
Carl Frischling                                Vice President & Secretary                A I M Distributors, Inc.
Partner                                                                                  11 Greenway Plaza
Kramer, Levin, Naftalis, Nessen,               Dana R. Sutton                            Suite 1919
Kamin & Frankel                                Vice President & Assistant Treasurer      Houston, TX 77046

Robert H. Graham                               Robert G. Alley                           CUSTODIAN
President and Chief Operating Officer          Vice President
A I M Management Group Inc.                                                              State Street Bank and Trust
                                               Stuart W. Coco                            Company
John F. Kroeger                                Vice President                            225 Franklin Street
Formerly, Consultant                                                                     Boston, MA 02110
Wendell & Stockel Associates, Inc.             Melville B. Cox
                                               Vice President                            TRANSFER AGENT
Lewis F. Pennock
Attorney                                       Karen Dunn Kelley                         A I M Fund Services, Inc.
                                               Vice President                            P.O. Box 4739
Ian W. Robinson                                                                          Houston, TX 77210-4739
Consultant; Former Executive Vice              Jonathan C. Schoolar
President and Chief Financial Officer          Vice President                            AUDITORS
Bell Atlantic Management Services, Inc.
                                               P. Michelle Grace                         KPMG Peat Marwick LLP
Louis S. Sklar                                 Assistant Secretary                       700 Louisiana
Executive Vice President                                                                 NationsBank Bldg.
Hines Interests                                David L. Kite                             Houston, TX 77002
Limited Partnership                            Assistant Secretary
                                                                                         LEGAL COUNSEL TO FUND
                                               Nancy L. Martin
                                               Assistant Secretary                       Ballard Spahr Andrews &
                                                                                         Ingersoll
                                               Ofelia M. Mayo                            1735 Market Street
                                               Assistant Secretary                       Philadelphia, PA  19103

                                               Kathleen J. Pflueger                      LEGAL COUNSEL TO TRUSTEES
                                               Assistant Secretary
                                                                                         Kramer, Levin, Naftalis, Nessen,
                                               Samuel D. Sirko                           Kamin & Frankel
                                               Assistant Secretary                       919 Third Avenue
                                                                                         New York, NY 10022
                                               Stephen I. Winer
                                               Assistant Secretary

                                               Mary J. Benson
                                               Assistant Treasurer

Required Federal Income Tax Information

AIM Global Utilities Fund Class A and Class B shares paid ordinary dividends in the amount of $0.522 and $0.4065 per share, respectively, to shareholders during its tax year ended December 31, 1995. Of these amounts, 81% is eligible for the dividends received deduction for corporations. Missouri residents:
During the Fund's tax year ended December 31, 1995, 7% of the Fund's income was derived from U.S. Treasury obligations.

[PHOTO OF 11 GREENWAY PLAZA]                                                       THE AIM FAMILY OF FUNDS(R)
                                                                                   AGGRESSIVE GROWTH
                                                                                   AIM Aggressive Growth Fund*
                                                                                   AIM Constellation Fund
                                                                                   AIM Global Aggressive Growth Fund

                                                                                   GROWTH
                                                                                   AIM Global Growth Fund
                                                                                   AIM Growth Fund
                                                                                   AIM International Equity Fund
                                                                                   AIM Value Fund
                                                                                   AIM Weingarten Fund

                                                                                   GROWTH AND INCOME
                                                                                   AIM Balanced Fund
                                                                                   AIM Charter Fund

                                                                                   INCOME AND GROWTH
                                                                                   AIM Global Utilities Fund**

                                                                                   HIGH CURRENT INCOME
                                                                                   AIM High Yield Fund

                                                                                   CURRENT INCOME
                                                                                   AIM Global Income Fund
                                                                                   AIM Income Fund

                                                                                   CURRENT TAX-FREE INCOME
                                                                                   AIM Municipal Bond Fund
                                                                                   AIM Tax-Exempt Bond Fund of CT
                                                                                   AIM Tax-Free Intermediate Shares

                                                                                   CURRENT INCOME AND HIGH DEGREE
                                                                                     OF SAFETY
                                                                                   AIM Intermediate Government Fund***

                                                                                   HIGH DEGREE OF SAFETY AND
                                                                                     CURRENT INCOME
                                                                                   AIM Limited Maturity Treasury Shares

                                                                                   STABILITY, LIQUIDITY, AND
                                                                                     CURRENT INCOME
                                                                                   AIM Money Market Fund

                                                                                   STABILITY, LIQUIDITY, AND
                                                                                     CURRENT TAX-FREE INCOME
                                                                                   AIM Tax-Exempt Cash Fund*


                                                                                   AIM Aggressive Growth Fund was closed to new
                                                                                   investors on July 18, 1995. **On May 1, 1995,
AIM Management Group has provided leadership                                       AIM Utilities Fund broadened its investment
in the mutual fund industry since 1976 and                                         strategy to permit up to 80% of its total assets
currently manages approximately $42 billion                                        to be invested in foreign securities, and was
in assets for more than 2 million shareholders,                                    renamed AIM Global Utilities Fund. ***On
including individual investors, corporate                                          September 25, 1995, AIM Government Securities
clients, and financial institutions. The AIM                                       Fund was renamed AIM Intermediate Government
Family of Funds(R) is distributed nationwide,                                      Fund. For more complete information about any
and AIM today ranks among the nation's top 20                                      AIM Fund(s), including sales charges and
mutual fund companies in assets under management,                                  expenses, ask your financial consultant or
according to Lipper Analytical Services, Inc.                                      securities dealer for a free prospectus(es).
                                                                                   Please read the prospectus(es) carefully before
                                                                                   you invest or send money.

[AIM LOGO APPEARS HERE]                                                            ---------------
                                                                                      BULK RATE
A I M Distributors, Inc.                                                             U.S. POSTAGE
11 Greenway Plaza, Suite 1919                                                           PAID
Houston, TX 77046                                                                    HOUSTON, TX
                                                                                   Permit No. 1919
                                                                                   ---------------